SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant
Check the appropriate box:

     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material under Rule 14a-12

                             A NOVO BROADBAND, INC.
                             ----------------------

                (Name of Registrant as Specified In Its Charter)

                          ----------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

     Fee paid previously with preliminary materials.
     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                             A NOVO BROADBAND, INC.
                              196 Quigley Boulevard
                            New Castle Delaware 19720

                                                                  April 18, 2002




Dear Stockholder:

         You are cordially invited to attend our Annual Meeting of Stockholders to be held at our Delaware offices, at 196 Quigley Blvd, New Castle, Delaware, on Monday, May 13, 2002, at 3:00 p.m., Eastern Standard Time.

         The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

         We hope that you will be able to attend the meeting in person, and we look forward to seeing you. Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may withdraw the Proxy and vote in person at the meeting if you so desire.

                                        Sincerely yours,



                                        /s/ William Kelly
                                        -------------------------------------
                                           William Kelly
                                           President and Chief Executive Officer

                             A NOVO BROADBAND, INC.

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON MONDAY, MAY 13, 2002

                                   ----------

         The Annual Meeting of Stockholders of A Novo Broadband, Inc. will be held at our Delaware offices, at 196 Quigley Blvd, New Castle, Delaware, on Monday, May 13, 2002, at 3:00 p.m., Eastern Standard Time, to consider and take action on the following matters:

                  1.       To elect one director.

                  2. To approve an amendment to increase the shares available under our 2000 Stock Plan.

                  3. To ratify the selection of GBQ Partners LLP as our independent auditors for the fiscal year ending September 30, 2002.

                  4. To transact such other business as may properly be brought before the Annual Meeting.

         The Board of Directors has fixed April 15, 2002 as the record date for the Annual Meeting. Holders of record of shares of our Common Stock at the close of business on that date are entitled to receive notice of and vote at the meeting.

         YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE ANNUAL MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT, YOU ARE URGENTLY REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE THAT IS PROVIDED. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO EXERCISE. SENDING US YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING AND REVOKE THE PROXY.

                                            By Order of the Board of Directors,


                                            /s/ Edward Tarlo
                                            ------------------------------------
                                                Edward Tarlo
                                                Corporate Secretary

New Castle, Delaware
April 18, 2002

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of A Novo Broadband, Inc., a Delaware corporation ("we" or the "Company" or "A Novo Broadband"), for use at our 2002 Annual Meeting of Stockholders and for any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting is to be held at our Delaware offices, at 196 Quigley Blvd, New Castle, Delaware, on Monday, May 13, 2002, at 3:00 p.m., Eastern Standard Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

         All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted (i) FOR the election as director of the person nominated by the Board of Directors; (ii) FOR the approval of the amendment to our 2000 Stock Plan; and (iii) FOR the ratification of the appointment of GBQ Partners LLP as our independent auditors for the fiscal year ending September 30, 2002. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. You may revoke your Proxy at any time before it is exercised by filing with the Secretary of the Company at our principal executive offices either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote your shares in person.

         This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of Proxy and our Annual Report on Form 10-KSB (including financial statements and all amendments) for the fiscal year ended September 30, 2001, are being sent to our stockholders on or about April 18, 2002.

                         VOTING SECURITIES, SOLICITATION

         Only holders of record of our common stock ("Common Stock") at the close of business on April 15, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were outstanding and entitled to vote 5,045,542 shares of Common Stock. Each share of Common Stock is entitled to one vote upon all matters to be considered at the Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast at the Annual Meeting will constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are treated as present for the purpose of determining a quorum present at the Annual Meeting.

          We will pay the cost of soliciting Proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians and fiduciaries in forwarding proxy materials to the beneficial owners of stock. In addition to the use of the mails, Proxies may be solicited by our officers, directors and regular employees by telephone, facsimile, electronic means, or in person. These persons will receive no extra compensation for their services. We have retained Fifth Third Bank to distribute proxy materials and solicit Proxies in connection with the Annual Meeting. We will pay a nominal amount for such activities, and will reimburse Fifth Third Bank for all printing costs, postage and freight charges incurred in connection with the delivery of our proxy materials. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of Proxies, and we will reimburse such persons for their expenses in so doing.

         The affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of a director. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval of all other proposals presented in this Proxy Statement. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual's receiving a larger proportion of votes. Abstentions as to the proposal to approve the amendment to the Company's 2000 Stock Plan and the proposal to ratify the appointment of GBQ Partners LLP as the Company's independent auditors will have the same effect as votes against such proposal. Broker non-votes will be treated as unvoted for purposes of determining approval of each such proposal and will not be counted as votes for or against such proposal.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information with respect to the number of shares of Common Stock held of record as of April 1, 2002, by (i) all persons who are owners of 10% or more of our Common Stock, (ii) each of the three highest paid persons who is an executive officer or director, and (iii) all current executive officers and directors as a group.

                                                                        COMMON STOCK

                                                                  NUMBER OF      PERCENT
                                                                   SHARES       OF CLASS
                                                               HELD OF RECORD
                                                            -------------------------------
OWNERS OF MORE THAN 10% OF THE COMMON STOCK
(OTHER THAN DIRECTORS, NOMINEE AND EXECUTIVE
OFFICERS)

A Novo Americas, LLC
c/o Kronish Lieb Weiner & Hellman LLP
1114 Avenue of the Americas
New York, New York 10036(1)                                   3,013,240(2)         59.7%

THREE HIGHEST PAID PERSONS

Bob Binsky
c/o A Novo Broadband, Inc.                                      498,070(3)
3015 Greene Street                                                                  9.8%
Hollywood, Florida 33020

William Kelly
c/o A Novo Broadband, Inc.
196 Quigley Blvd                                                   0                 0
New Castle, Delaware, 19720

Edward Tarlo
c/o A Novo Broadband, Inc.
196 Quigley Blvd                                                   0                 0
New Castle, Delaware, 19720

ALL DIRECTORS AND EXECUTIVE OFFICERS
 AS A GROUP (7 PERSONS)                                         532,442(3)         10.5%

----------------

* Less than one percent

(1) A Novo Americas is wholly owned by A Novo S.A. ("AN France"). The managers of A Novo Americas are Daniel Auzan and Henri Triebel, each of whom is a director of the Company and an officer and/or director of AN France.

(2) Does not include 498,070 shares of Common Stock beneficially held by Bob Binsky. Pursuant to a Shareholders Agreement, dated August 4, 2000, between us, Mr. Binsky and A Novo Americas, these shares must be voted by Mr. Binsky as directed by A Novo Americas.

(3) The shares held by Mr. Binsky must be voted by him as directed by A Novo Americas (see Note 2 above).

OPTIONS

         The following table sets forth information with respect to the number of options and warrants and other rights to purchase our securities, held as of April 1, 2002, by each of the following persons: (i) all persons who were owners of 10% percent or more of our Common Stock, (ii) each of the three highest paid persons who are officers or directors, and (iii) all current executive officers and directors as a group.


                                                                       COMMON STOCK
                                                                       ------------
                                                                AMOUNT OF          EXERCISE           DATE
                                                              OPTIONS  OWNED         PRICE         EXERCISABLE
                                                            -----------------------------------------------------
OWNERS OF MORE THAN 10% OF THE COMMON STOCK
(OTHER THAN DIRECTORS, NOMINEE AND EXECUTIVE
OFFICERS)
A Novo Americas, LLC                                            3,676,306(1)          $1.40         Currently
                                                                                                   Exercisable

THREE HIGHEST PAID PERSONS

Bob Binsky                                                        483,580              (2)             (3)


William Kelly                                                        0                  --              --


Edward Tarlo                                                         0                  --              --


ALL DIRECTORS AND EXECUTIVE OFFICERS                              525,709(4)        (2)(4)(5)       (3)(4)(5)
AS A GROUP (7 PERSONS)




(1) These shares of Common Stock are issuable on conversion of the indebtedness outstanding under that certain Bridge Loan Agreement (described in Item 11 of our Annual Report on Form 10-KSB for the year ended September 30, 2001, as amended, a copy of which is being mailed to stockholders with this Proxy Statement). A Novo Americas has also granted its former minority members (including Pierre Brodeur, a director who is not standing for reelection) two-year options to purchase a total of 232,911 shares of our Common Stock held by it, at a price of $3.95 per share.

(2)      Consists of shares issuable on the exercise of options as follows:
         217,800 at $1.7682 per share, 79,200 at $2.2727 per share, 1,980 at
         $3.50 per share, 1,100 at $ 2.8409 per share, 5,500 at $2.6136 per share, 1,000 at $3.3750, per share, 1,000 at $0.8438 per share, 25,000 at $0.9375 per share, 1,000 at $2.25 per share and 150,000 at $2.75 per share.

(3) 383,580 of Mr. Binsky's options are currently exercisable. 100,000 of Mr. Binsky's options will become exercisable if the market price of our Common Stock reaches $8.00 per share.

(4) Includes options held by Mr. Brodeur, expiring on August 8, 2003, to purchase up to 37,129 shares of our Common Stock from A Novo Americas, at a price of $3.95 per share.

(5) Currently exercisable options to purchase 5,000 shares at $4.00 per share are held by John C. Wilson.

PARENTS

         A majority of our Common Stock is owned by A Novo Americas, which is wholly owned by AN France.

PROPOSAL 1
----------

                              ELECTION OF DIRECTOR

         The Board of Directors is divided into three classes of directors, Class 1, Class 2 and Class 3, with directors of each class serving for a full three-year term. Mr. Binsky, a Class 1 director, is a nominee for reelection at the Annual Meeting. If elected, he will serve until our 2005 annual meeting. The Class 2 directors will be considered for reelection at our 2003 Annual Meeting. The Class 3 directors will be considered for reelection at our 2004 Annual Meeting. Pierre

Brodeur, currently a Class 1 director, has resigned as of April 10, 2002 and will not stand for reelection. As a result of Mr. Brodeur's resignation, the Board of Directors has reduced the number of directors to five and reduced the number of Class 1 directors to one, effective at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF MR. BINSKY.

         The Board of Directors believes that Mr. Binsky is willing to serve as a director; however, in the event that he is unable or unwilling to serve as a director, Proxies may be voted for the election of another person designated by the Board of Directors.

         The following table sets forth information as to persons who serve as directors of the Company:

                                             POSITION AND OFFICES
NAME OF DIRECTOR       AGE      CLASS           WITH THE COMPANY
----------------       ---      -----           ----------------

Daniel Auzan           58            3       Chairman of the Board of Directors
William Kelly          48            3       Director, President and Chief Executive Officer
Bob Binsky             62            1       Director and Chief Development Officer
Pierre Brodeur         54            1       Director
Henri Triebel          48            2       Director
John C. Wilson         52            2       Director

BUSINESS EXPERIENCE OF NOMINEE FOR DIRECTOR

         Bob Binsky has been a director of the Company since 1992 and has been our Chief Development Officer since August 2000. From July 1995 to August 2000, Mr. Binsky was our Chairman of the Board, and from October 1994 to August 2000, he was our Chief Executive Officer. Mr. Binsky also serves as a director of PH Group, Inc., Columbus, Ohio; and Kahiki Foods, Inc., Columbus, Ohio, and he is on the Advisory Board of Directors of Regional Reps of Cleveland, Ohio.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

         The Board of Directors held four meetings during Fiscal 2001. All of our current directors were in attendance at 75% or more of such meetings held while they were in office.

         The Board of Directors has an executive committee, whose members are Messrs. Kelly, Triebel and Wilson. We do not have a compensation committee. We have an audit committee consisting of John Wilson and Pierre Brodeur. The audit committee had one meeting in Fiscal 2001. All of the members of the audit committee qualify as independent under Rule 4300(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee has a written charter which was adopted in 2001 a copy of which is provided with this Proxy Statement.

COMPENSATION OF DIRECTORS

         Our directors, other than John C. Wilson and Pierre Brodeur, are not compensated for serving on the Board of Directors or for attending meetings of the Board of Directors. Upon becoming a director, Mr. Wilson was granted options to purchase 5,000 shares of Common Stock at an exercise price of $4.00 per share, which become fully vested on October 30, 2001. We have agreed to pay each of Mr. Wilson and Mr. Brodeur an annual fee of $20,000 for serving as a director, plus an additional $1,000 for each meeting of the Board of Directors he attends. All directors are reimbursed for reasonable travel expenses incurred in connection with attending Board meetings.

PROPOSAL NO.  2
---------------

APPROVAL OF AN AMENDMENT TO INCREASE THE SHARES AVAILABLE UNDER OUR 2000 STOCK PLAN

         The Board of Directors (by action of its executive committee in April
2002) has adopted an amendment (the "Amendment") to our 2000 Stock Plan (as amended the "2000 Plan") increasing the number of shares that may be issued under the 2000 Plan from 298,105 to 798,105 and increase the number of shares available for the grant of Options under the 2000 Plan from 149,052 to 350,000.

         The Amendment is subject to stockholder approval, and we are seeking such approval at the Annual Meeting. The Amendment to make available additional stock options which may be granted to key personnel as an incentive to increase their efforts on behalf of the Company. Awards enabled by the Amendment will tend to create or increase the proprietary interests of these individuals in the Company and thus their identification with the interests of our stockholders. The 2000 Plan provides for awards and sales of stock and grants of stock options.

         Under the 2000 Plan, we are authorized to issue up to 298,105 shares of Common Stock. As of the Record Date, no shares of Common Stock had been purchased pursuant to options issued under the 2000 Plan; 30,000 shares of Common Stock were reserved for options outstanding under the 2000 Plan; and 268,105 shares of Common Stock were available for additional awards and grants under the 2000 Plan. If the Amendment is approved, there will be a total of 768,105 shares of Common Stock available for additional awards and grants under the 2000 Plan.

         Assuming approval of the Amendment, during the 2002 fiscal year, the Board of Directors will grant options for 100,000 shares to William Kelly, our President and Chief Executive Officer, and options for 50,000 shares to Edward Tarlo, our Vice President of Operations and Secretary. We expect to grant additional awards under the 2000 Plan to eligible participants, including our executive officers, at the discretion of the Board of Directors.

         The essential features of the 2000 Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2000 Plan, which is set forth as Appendix B to this Proxy Statement.

         Number of Shares. The aggregate maximum number of shares of Common Stock (for the purposes of this description of the 2000 Plan, the "Shares") that may be issued under the 2000 Plan is 798,105.

         Eligibility. All employees, directors and consultants of the Company and its subsidiary and parent companies are eligible to receive options or other rights to purchase or awards of Shares under the 2000 Plan.

         Administration. The Board of Directors has the power to administer the 2000 Plan and to designate a committee composed of two or more directors to administer the 2000 Plan (the "Committee"). The Committee has the full authority to select the employees, officers, directors and consultants whose performance merits an award under the 2000 Plan.

         Term of Plan.  The 2000 Plan will terminate on August 7, 2010.

STOCK OPTIONS

         Stock Options. Awards of stock options grant a right to buy a specified number of Shares at a fixed exercise price during a specified time, as the Board of Directors may determine. Awards may be of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor section, or of non-qualified stock options.

         Option Price. The option price per share for a non-qualified stock option is determined by the Board of Directors in its discretion but may not be less than the par value per share. The option price for incentive options may not be less than the fair market value of the Common Stock on the date of grant; provided, however, that the option price for a stock option granted to a stockholder who owns 10% or more of the Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant.

         Option Agreement. Each grant of an option under the 2000 Plan is to be set forth in a separate agreement with the optionee and will be subject to the terms of the 2000 Plan and any other terms and conditions which the Board of Directors deems appropriate for inclusion in the option agreement. Option agreements entered into under the 2000 Plan need not be identical.

         Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of a stock option granted under the 2000 Plan may be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions will be set forth in the applicable option agreement.

         Accelerated Exercisability. Unless the applicable option agreement provides otherwise, all of an optionee's options become exercisable upon a "Change of Control" (as defined in the 2000 Plan) if either (A) following the Change in Control, such options do not remain outstanding or are not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute options with substantially the same terms for such options, or (B) the optionee is subject to an "Involuntary Termination" (as defined in the 2000 Plan) within 12 months following such Change in Control.

         Accelerated Vesting. Unless the applicable option agreement provides otherwise, any right to repurchase an optionee's shares at the original exercise price upon termination of the purchaser's term of service with us will lapse and all of such Shares will become vested if:

         (A) we are subject to a Change in Control before such term of service terminates; and

         (B) either (1) the repurchase right is not assigned to the entity that employs the optionee immediately after the Change in Control or to its parent or subsidiary or (2) the optionee is subject to an Involuntary Termination within 12 months following such Change in Control.

AWARDS OR SALES OF STOCK

         Stock Purchase Agreement. Each award or sale of Shares under the 2000 Plan is to be set forth in a separate stock purchase/award agreement with the purchaser/awardee and will be subject to the terms of the 2000 Plan and any other terms and conditions which the Board of Directors deems appropriate for inclusion in the stock purchase/award agreement. Stock purchase/award agreements entered into under the 2000 Plan need not be identical.

         Restriction on Shares. Any Shares awarded or sold under the 2000 Plan may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions will be set forth in the applicable stock purchase/award agreement.

         Accelerated Vesting. Unless the applicable stock purchase/award agreement provides otherwise, any right to repurchase a purchaser's/grantee's Shares at the original purchase price (if any) upon termination of the purchaser's/grantee's term of service with us will lapse and all of such Shares will become vested if:

         (A) we are subject to a Change in Control before such term of service terminates; and

         (B) either (1) the repurchase right is not assigned to the entity that employs the purchaser immediately after the Change in Control or to its parent or subsidiary or (2) the purchaser is subject to an Involuntary Termination within 12 months following such Change in Control.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the principal federal (but not state and local) income tax consequences of awards under the 2000 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular grantee or to us. The provisions of the Internal Revenue Code, and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Internal Revenue Code as currently in effect.

         The 2000 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act (ERISA), nor is it qualified under Section 401(a) of the Internal Revenue Code.

         Non-Incentive Stock Options. If a non-incentive stock option is granted under the 2000 Plan, no income will be recognized by the recipient at the time the option is granted. On exercise of such a stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the purchase price of the option. Shares will generally be taxable to the holder as ordinary income, and will be deductible by us for tax purposes in the year in which the holder recognizes the ordinary income. The disposition of shares acquired upon exercise of such a stock option will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the stock option.

         Incentive Stock Options. If an incentive stock option is granted under the 2000 Plan, no income will be recognized by the recipient at the time the incentive stock option is granted. On exercise of an incentive stock option, the holder will generally not recognize any income and we will generally not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the Shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the holder to the alternative minimum tax. The disposition of Shares acquired upon exercise of an incentive stock option will ordinarily result in long-term capital gain or loss. However, if the holder disposes of Shares acquired upon exercise of an incentive stock option within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the holder will generally recognize ordinary income, and we will generally be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the Common Stock on the date the incentive stock option is so exercised over the purchase price (or the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the Shares on the date of exercise of the incentive stock option will ordinarily constitute long-term or short-term capital gain (depending on the applicable holding period).

         Awards and Sales of Shares subject to Restrictions. If restricted Shares are awarded or sold under the 2000 Plan, generally no income will be recognized by the recipient at the time such award or sale is made. A participant who is awarded or sold restricted Shares will generally be required to include in his ordinary income, as compensation, the fair market value of the restricted Shares upon the lapse of the applicable forfeiture provisions, plus the amount of any dividend equivalents on the restricted Shares, less any amount paid therefor. The holder, however, may elect to include in his ordinary income, as compensation, at the time the restricted Shares are first issued the fair market value of such restricted Shares at the time of receipt, less any amount paid therefor. Absent such election, any cash dividends or other distributions paid with respect to restricted Shares prior to lapse of the applicable restriction will be includible in the holder's ordinary income as compensation at the time of receipt. In each case, we will be entitled to a deduction in the same amount as the holder realizes compensation income.

         Awards and Sales of Shares not subject to Restrictions. If unrestricted Shares are awarded or sold under the 2000 Plan, the participant who is awarded the unrestricted Shares will generally be required to include in his ordinary income, as compensation, the fair market value of such restricted Shares, less any amount paid therefor. We will be entitled to a deduction in the same amount as the holder realizes compensation income.

         THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 2000 STOCK PLAN.

PROPOSAL 3
----------

              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

         GBQ Partners LLP, independent public accountants, have been our independent auditors since the 1996 fiscal year. The Board of Directors has selected GBQ Partners to serve again as our independent auditors for the fiscal year ending September 30, 2002. In accordance with the Board's resolution, its selection of GBQ Partners LLP as our independent auditors for the current fiscal year is being presented to stockholders for ratification at the Annual Meeting. We know of no direct or material indirect financial interest of GBQ Partners LLP in the Company or any connection of that firm with us in the capacity of promoter, underwriter, voting trustee, officer or employee. Accordingly, the Board intends to introduce the following resolution for approval by the stockholders at the Annual Meeting:

                  "RESOLVED, that the Board of Directors' selection of GBQ Partners LLP to be the Company's independent auditors for the fiscal year ending September 30, 2002, be, and it hereby is, ratified and approved."

         One or more members of GBQ Partners LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF GBQ PARTNERS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

         Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment of GBQ Partners LLP as our independent auditors for the fiscal year ending September 30, 2002.

AUDIT FEES

         We paid GBQ Partners LLP an aggregate of $105,339 for our annual audit for the fiscal year ended September 30, 2001 and for review of our condensed financial statements included in our quarterly reports on Form 10-QSB during the fiscal year ended September 30, 2001. This amount includes out-of-pocket expenses incurred by GBQ Partners LLP in connection with its services.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         GBQ Partners LLP did not provide us with financial information systems design or implementation services during our fiscal year ended September 30, 2001.

ALL OTHER FEES

         We paid GBQ Partners LLP an aggregate of $58,131 during Fiscal 2001 for services provided in connection with accounting research and tax compliance. This amount includes out-of-pocket expenses incurred by GBQ Partners in connection with the provision of such services.

         The audit committee of the Board of Directors has determined that the provision of these services is compatible with maintaining our auditor's independence.

                          REPORT OF THE AUDIT COMMITTEE

         The role of our Audit Committee is one of oversight of our management and our independent auditors in regard to our financial reporting and our controls respecting accounting and financial reporting. By its Charter, the Audit Committee consists of two independent non-employee directors. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with our management and independent auditors.

         The Audit Committee has (i) reviewed and discussed our audited financial statements as of and for the fiscal year ended September 30, 2001 with our management; (ii) discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU Section 380 and Statement on Auditing Standards No. 90); (iii) received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) has discussed with our independent auditors the independent auditors' independence.

         Based on the review and discussions with our management and the independent auditors referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001, for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                       Pierre Brodeur        John Wilson

OTHER INFORMATION

ANNUAL REPORT AND DOCUMENTS INCORPORATED BY REFERENCE

         Information concerning (a) directors, executive officers and significant employees, (b) remuneration of officers and directors, and (c) certain relationships and related transactions is included in our amended Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001.

         Information concerning compliance with Section 16(a) of the Securities and Exchange Act of 1934 is included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001.

         Our amended Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001 is being mailed to our stockholders with this Proxy Statement.

OTHER BUSINESS

         As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the Annual Meeting other than those referred to herein. If any other matters properly come before the meeting calling for a vote of stockholders, it is intended that the shares represented by the Proxies solicited by the Board of Directors will be voted by the Proxies named therein in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to us in a timely manner. For a stockholder proposal to be included in the proxy statement for our next annual meeting of stockholders, we must receive it at our principal executive office no later than January 11, 2003 and it must otherwise comply with the requirements of Rule 14a-8. In addition, our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not later than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our next annual meeting of stockholders, such a proposal must be received by us no later than January 11, 2003. However, if the date of our next annual meeting of stockholders is more than 60 days earlier or more than 90 days later than the date of the immediately preceding annual meeting of stockholders (i.e., prior to March 14, 2003 or after July 12, 2003), then notice must be received no earlier than 120 days prior to such annual meeting and no later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made, whichever comes first. All notices of proposals by stockholders, whether or not to be included in our proxy materials, should be sent to the Secretary of the Company at 196 Quigley Boulevard, New Castle Delaware 19720.

                                            By Order of the Board of Directors,



                                            Edward Tarlo
                                            Secretary

April 18, 2002

                             A NOVO BROADBAND, INC.

                                STOCKHOLDER PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints William Kelly and Edward Tarlo, or either of them, as proxy or proxies of the undersigned, with full power of substitution, to attend and represent the undersigned at the Annual Meeting of Stockholders of A Novo Broadband, Inc. (the "Company"), to be held on May 13, 2002, and at any adjournment thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

         1.       Proposal to elect Bob Binsky as a director of the Company.

                  (    ) FOR the nominee listed above                  (    ) WITHHOLD AUTHORITY
                                                                   to vote for the nominee listed above
                  ---------------------------------------------------------------------------------------------------

         2.       Proposal to approve the amendment to increase the shares available under the 2000 Stock Plan.

                  (      ) FOR              (     ) AGAINST            (    ) ABSTAIN


         3.       Proposal to ratify the selection of GBQ Partners LLP as the independent auditors of the Company for the fiscal year ending September 30, 2002.

                  (      ) FOR              (     ) AGAINST            (    ) ABSTAIN

         4.       In the discretion of such proxy or proxies with respect to such other matters as may properly come before the meeting.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 LISTED ABOVE.

                                                  ------------------------------
                                                  Signature

Dated: ____________, 2002
                                                  ------------------------------
                                                  Signature, if held jointly

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

APPENDIX A

                             A NOVO BROADBAND, INC.

                             Audit Committee Charter

PURPOSE

The primary purpose of the Audit Committee (the "Committee") of A Novo Broadband, Inc. (the "Company") is to assist the Company's Board of Directors (the "Board") in fulfilling the Board's responsibility to oversee management's conduct of the Company's financial reporting process. In accomplishing this purpose, the Committee's shall monitor the financial reports and other financial information to be provided by the Company to governmental and regulatory bodies, the public and others, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In furtherance of its purpose, the Committee shall endeavor to maintain free and open communication among the Committee and the Company's independent auditors and management. Without limitation, the Committee is empowered to investigate any matter brought to its attention and, in connection therewith, shall have full access to all of the Company's books, records, facilities and personnel and the power to retain outside counsel, auditors and other experts, as it deems appropriate. The independent auditors are ultimately accountable to the Board and the Committee.

MEMBERS

The Committee shall consist of two directors, designated by the Board, each of whom shall be independent and qualified as required by the Audit Committee Policy of the NASD.

Accordingly, each of the members will be a director who:

1. has no relationship to the Company that may interfere with his or her independence from the Company's management and its auditors; and

2. is financially literate or becomes financially literate within a reasonable time after appointment to the Committee.

At least one member of the Committee shall be an individual who has accounting or related financial management expertise.

DISCHARGE OF FUNCTIONS

The Committee's job is one of oversight, while the Company's management remains responsible for preparing the Company's financial statements and its independent auditors are responsible for auditing those financial statements. The Committee shall recognize and respect the primary role of the Company's financial managers and auditors, who are expected to devote substantially greater time to the Company's financial matters and to have greater knowledge and more detailed information concerning the Company than do Committee members. In carrying out its oversight responsibilities, the Committee is not expected to provide any expert or special assurance as to the Company's financial statements or any professional certification as to the work of the auditors.

It is intended that, in discharging its responsibilities, the Committee shall generally perform the following functions on a regular and periodic basis. These functions are listed for purposes of guidance, subject to the discretion of the Committee to vary its functions and procedures as it deems appropriate in the circumstances.

o The Committee shall review with the Company's management and its auditors the financial statements and auditors' report thereon to be included in the Company's Annual Report to be filed with the Securities and Exchange Commission (or the Annual Report to Shareholders if to be distributed prior to such filing) and review and consider with the auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

o Prior to the filing of the Company's quarterly reports with the Securities and Exchange Commission, the Committee (or one of its members) shall review with the auditors the Company's interim financial results to be included in such reports and the matters required to be discussed by SAS No. 61.

o The Committee shall discuss with management and the auditors the quality and adequacy of the Company's internal controls.

o        The Committee shall:

         - annually request from the auditors a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1;

         - discuss with the auditors any such disclosed relationships and their impact on the auditors' independence; and

         - recommend to the Board appropriate action to safeguard the independence of the auditors.

o The Committee, subject to any action of the Board, shall select (or nominate for shareholder approval), evaluate and, where appropriate, replace the Company's auditors.

Nothing in this Charter shall be construed to impose upon the Committee any duty to plan or conduct audits of the Company or to determine that the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles. These functions shall be and remain the responsibilities of management and the auditors. Furthermore, this Charter is not intended to impose upon the Committee any duty to initiate investigations, to resolve disagreements, if any, between management and the auditors, or to assure compliance by the Company with laws and regulations.

APPENDIX B

                   AMENDED AND RESTATED A NOVO BROADBAND, INC.

                                 2000 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

         The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

         Capitalized terms are defined in Section 12.

SECTION 2. ADMINISTRATION.

         (A) COMMITTEES OF THE BOARD OF DIRECTORS. The Plan may be administered by a Committee. The Committee shall consist of two or more members of the Board of Directors who have been appointed by the Board of Directors. The Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If a Committee has not been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

         (B) AUTHORITY OF THE BOARD OF DIRECTORS. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3. ELIGIBILITY.

         (A) GENERAL RULE. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

         (B) TEN-PERCENT SHAREHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for a grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

         (A) BASIC LIMITATION. Shares offered under the Plan may be authorized but unissued Shares or reacquired Shares or TreasuRy Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 798,105 Shares, subject to adjustment pursuant to Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (B) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option ("Expired Option Shares") or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares ("Reacquired Shares") shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 798,105 Shares (subject to adjustment pursuant to Section 8).

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

         (A) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         (B) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

         (C) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

         (D) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

         (E) RESTRICTIONS ON TRANSFER OF SHARES AND MINIMUM VESTING. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

         (F) ACCELERATED VESTING. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if:

               (i) The Company is subject to a Change in Control before the Purchaser's Service terminates; and

               (ii) Either (A) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary or (B) the Purchaser is subject to an Involuntary Termination within 12 months following such Change in Control.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

         (A) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (B) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 350,000 Shares. The limitation in the preceding sentence shall be subject to adjustment in accordance with Section 8.

         (C) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in
Section 7.

         (D) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the

Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

         (E) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

         (F) ACCELERATED EXERCISABILITY. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if:

               (i) The Company is subject to a Change in Control before the Optionee's Service terminates; and

               (ii) Either (A) such Options do not remain outstanding, such Options are not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute options with substantially the same terms for such Options or (B) the Optionee is subject to an Involuntary Termination within 12 months following such Change in Control.

         (G) BASIC TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and in the case of an ISO, a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service or death.

         (H) NONTRANSFERABILITY. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         (I) NO RIGHTS AS A SHAREHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

         (J) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

         (K) RESTRICTIONS ON TRANSFER OF SHARES AND MINIMUM VESTING. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

         (L) ACCELERATED VESTING. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse and all of such Shares shall become vested if:

               (i) The Company is subject to a Change in Control before the Optionee's Service terminates; and

               (ii) Either (A) The repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary or (B) the Optionee is subject to an Involuntary Termination within 12 months following such Change of Control.

         (M) $100,000 LIMITATION. To the extent that the grant of an Option intended to be an ISO results in the aggregate fair market value (determined at the time of grant) of the Stock (or other capital stock of the Company, Parent or any Subsidiary) with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company, Parent and Subsidiary) to exceed $100,000, such Option shall be treated as a

Nonstatutory Option. The provisions of this Section 6(m) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

SECTION 7. PAYMENT FOR SHARES.

         (A) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

         (B) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         (C) SERVICES RENDERED. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award. At the discretion of the Board of Directors, Shares may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent or a Subsidiary after the award.

         (D) PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         (E) EXERCISE/SALE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (F) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8. ADJUSTMENT OF SHARES.

         (A) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the limitation set forth in
Section 6(b), (iii) the number of Shares covered by each outstanding Option or
(iv) the Exercise Price under each outstanding Option.

         (B) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

               (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

               (ii)The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

               (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

               (iv)The cancellation of each outstanding Option after payment to the Optionee of an amount in cash or cash equivalents equal to (A) the Fair Market Value of the Shares subject to such Option at the time of the merger or consolidation minus (B) the Exercise Price of the Shares subject to such Option.

         (C) RESERVATION OF RIGHTS. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. SECURITIES LAW REQUIREMENTS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 10. NO RETENTION RIGHTS.

         Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. DURATION AND AMENDMENTS.

         (A) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

         (B) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

         (C) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12.       DEFINITIONS.

         (A) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

         (B) "CAUSE" shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (ii) conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof, (iii) gross negligence, (iv) continued failure to perform assigned duties after receiving written notification from the Board of Directors, (v) willful misconduct



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or other actions in bad faith which are to the detriment of the Company or (vi)
breach of any material provision of any employment agreement with the Company not cured within 10 days after written notice thereof. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent or Subsidiary) may consider as grounds for the discharge of an Optionee or Purchaser.

         (C) "CHANGE IN CONTROL" shall mean:

               (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or

               (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         (D) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (E) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a).

         (F) "COMPANY" shall mean A Novo Broadband, Inc., a Delaware
Corporation.

         (G) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

         (H) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

         (I) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

         (J) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

         (K) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. If the Shares are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the mean of the highest and lowest trading prices or of the high bid and low asked prices of the Shares on such exchange, or on the over-the-counter market as reported by the NASDAQ system or the National Quotation Bureau, Inc., as the case may be, on the day on relevant day or, if there is no trading or bid or asked price on that day, the mean of the highest and lowest trading or high bid and low asked prices on the most recent day preceding the relevant day for which such prices are available. Such determination shall be conclusive and binding on all persons.

         (L) "INVOLUNTARY TERMINATION" shall mean the termination of the Optionee's or Purchaser's Service by reason of:

               (i) The involuntary discharge of the Optionee or Purchaser by the Company (or the Parent or Subsidiary employing him or her) for reasons other than Cause; or

               (ii) The voluntary resignation of the Optionee or Purchaser following (A) a change in his or her position with the Company (or the Parent or Subsidiary employing him or her) that materially reduces his or her level of authority or responsibility or (B) a reduction in his or her compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 10%.

         (M) "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

         (N) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

         (O) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.


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         (P) "OPTIONEE" shall mean an individual who holds an Option.

         (Q) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

         (R) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         (S) "PLAN" shall mean this A Novo Broadband, Inc. 2000 Stock Plan.

         (T) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

         (U) "PURCHASER" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (V) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

         (W) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

         (X) "STOCK" shall mean the Common Stock of the Company.

         (Y) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee, which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

         (Z) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan, which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

         (AA) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 13. EXECUTION.

         To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.



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